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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): May 17, 2001
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                               VENATOR GROUP, INC.
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             (Exact name of registrant as specified in its charter)

      New York                               No. 1-10299                    13-3513936
--------------------------------    ------------------------  -----------------------------
(State or other jurisdiction                (Commission                   (IRS Employer
of incorporation)                           File Number)                Identification No.)


112 West 34th Street, New York, New York                                     10120
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(Address of principal executive offices)                                   (Zip Code)


Registrant's telephone number, including area code: (212) 720-3700
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Item 5.  Other Events.

         On May 17, 2001 the Registrant reported operating results for the quarter ended May 5, 2001. (See Exhibit 99, which, in its entirety, is incorporated herein by reference.)

Item 7.  Financial Statements and Exhibits.


     (c) Exhibits

         In accordance with the provisions of Item 601 of Regulation S-K, an index of exhibits is included in this Form 8-K on page 3.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.


                                                         VENATOR GROUP, INC.
                                                   -----------------------------
                                                             (Registrant)


Date:  May 17, 2001                             By:/s/ Bruce L. Hartman
                                                   -----------------------------
                                                    Bruce L. Hartman
                                                    Senior Vice President and
                                                    Chief Financial Officer


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                               VENATOR GROUP, INC.

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K


Exhibit No. in Item 601
    of Regulation S-K                                  Description
-----------------------                              ---------------
         99                                   News Release dated May 17, 2001


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